Exhibit 99.2

STERLING REAL ESTATE TRUST AND SUBSIDIARIES

UNAUDITED PRO FORMA FINANCIAL INFORMATION

(Unaudited)

INTRODUCTION

As previously announced, on December 19, 2014, Sterling Real Estate Trust (“Sterling”) through its operating partnership, Sterling Properties, LLLP, acquired seven multi-family apartment communities consisting of 1,494 units located in the greater Minneapolis/St. Paul Metropolitan area (the “Acquisition”).  The properties were owned by six separate limited liability companies under common control and are referred to as the “Properties.”  The consideration for the Properties consists of (i) a new secured loan from Transamerica Life Insurance Company with an aggregate principal amount of $45.9 and an average interest rate of 4.00% which matures on December 1, 2029, (ii) a new secured loan from Transamerica Life Insurance Company with an aggregate principal amount of $16.7 million and an average interest rate of 3.72% which matures on December 1, 2024, (iii) a new secured loan from Bell State Bank & Trust with an aggregate principal amount of $4.9 million and an average interest rate of 3.44% which matures on January 10, 2022, and (iv) cash.

The accompanying unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2014 reflects the Acquisition of the Properties as if the purchase had occurred on September 30, 2014. The unaudited Pro Forma Statement of Operations and other Comprehensive Income for the quarter ended September 30, 2014 and the year ended December 31, 2013 reflects the Acquisition as if the purchase had occurred on January 1, 2013. The unaudited Pro Forma Consolidated Balance Sheet and unaudited Consolidated Statement of Operations and other Comprehensive Income for the nine months ended September 30, 2014 of Sterling, prior to the Acquisition has been derived from the unaudited Consolidated Balance Sheet and unaudited Consolidated Statement of Operations and Other Comprehensive Income included in Sterling’s Quarterly Report on Form 10‑Q for the quarter ended September 30, 2014, filed with the SEC on November 13, 2014. The accompanying unaudited Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the year ended December 31, 2013 of Sterling, prior to the Acquisition was derived from the Consolidated Statement of Operations and other Comprehensive Income for the year ended December 31, 2013 included in Sterling’s filing on Form 10‑K filed with the SEC on March 28, 2014.

Pro forma information is intended to provide investors with information about the impact of transactions by showing how specific transactions might have affected historical financial statements, illustrating the scope of the change in the historical financial position and results of operations. The adjustments made to historical financial information give effect to events that are directly attributable to the acquisition of the property and are factually supportable. The Unaudited Pro Forma Consolidated Financial Statements are prepared in accordance with Article 11 of Regulation S‑X.

The Unaudited Pro Forma Consolidated Financial Statements set forth below are not fact and there can be no assurance that Sterling’s results would not have differed significantly from those set forth below if the acquisition had actually occurred on January 1, 2013. Accordingly, the Unaudited Pro Forma Consolidated Financial Statements are presented for illustrative purposes only and do not purport to represent, and are not necessarily indicative of, what our actual financial position and results of operations would have been had the acquisition of the property occurred on the date indicated, nor are they indicative of our future financial position or results of operations. Readers are cautioned not to place undue reliance on such information and Sterling makes no representations regarding the information set forth below or its ultimate performance compared to it. The Unaudited Pro Forma Consolidated Financial Statements exclude any non‑recurring charges or credits directly attributable to the acquisition.

STERLING REAL ESTATE TRUST AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2014 (UNAUDITED)

(in thousands)

	Sterling Real
	Estate Trust	Pro Forma		Pro Forma
	September 30, 2014	Adjustments		Combined

ASSETS
Real estate investments	$422,113	$103,371	(1)	$525,484
Cash and cash equivalents	9,634	(3,902)	(2)	5,732
Restricted deposits and funded reserves	6,426	132	(1)	6,558
Investment in unconsolidated affiliates	9,032	—		9,032
Due from related party	5	—		5
Receivables	2,914	14	(1)	2,928
Prepaid expenses	219	—		219
Notes receivable	600	—		600
Investment in marketable securities	7,682	(7,682)	(3)	—
Financing and lease costs, less accumulated amortization of $2,709 in 2014	2,750	845	(4)	3,595
Intangible assets, less accumulated amortization of $4,567 in 2014	9,521	—		9,521
Other assets	107	11	(4)	118

Total Assets	$471,003	$92,789		$563,792

LIABILITIES
Lines of credit	$—	$23,975	(2)	$23,975
Mortgage notes payable	247,786	67,477	(5)	315,263
Special assessments payable	940	5	(1)	945
Dividends payable	4,525	—		4,525
Due to related party	184	2,809	(6)	2,993
Tenant security deposits payable	2,540	564	(1)	3,104
Investment certificates	367	—		367
Unfavorable leases, less accumulated amortization of $536 in 2014	842	—		842
Accounts payable - trade	1,005	62	(6)	1,067
Retainage payable	427	—		427
Fair value of interest rate swaps	268	—		268
Deferred insurance proceeds	120	—		120
Accrued expenses and other liabilities	4,765	578	(1)	5,343
Total Liabilities	263,769	95,470		359,239

COMMITMENTS and CONTINGENCIES

SHAREHOLDERS' EQUITY
Noncontrolling interest in operating partnership	152,311	(1,935)	(6)	150,376
Beneficial interest	55,191	(746)	(6)	54,445
Accumulated comprehensive loss	(268)	—		(268)
Total Shareholders' Equity	207,234	(2,681)		204,553

	$471,003	$92,789		$563,792

See Accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements

STERLING REAL ESTATE TRUST AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER

COMPREHENSIVE INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

 (in thousands, except per share data)

	Sterling Real
	Estate Trust
	Nine Months		Pro Forma		Pro Forma
	Ended 9/30/14	Portfolio (7)	Adjustments		Combined

Income from rental operations
Real estate rental income	$50,468	$11,754	$-		$62,222
Tenant reimbursements	1,629	—	—		1,629
	52,097	11,754	—		63,851
Expenses
Expenses from rental operations
Interest	9,197	—	2,165	(8)	11,362
Depreciation and amortization	10,216	—	1,890	(9)	12,106
Real estate taxes	3,880	1,181	—		5,061
Property management fees	4,873	—	578	(10)	5,451
Utilities	4,285	1,235	—		5,520
Repairs and maintenance	8,388	1,622	—		10,010
Insurance	1,219	414	—		1,633
Administrative	—	567	—		567
Payroll and related	—	1,817	—		1,817
	42,058	6,836	4,633		53,527
Administration of REIT
Administrative expenses	224	—	—		224
Advisory fees	1,356	—	—		1,356
Acquisition and disposition expenses	1,244	—	—		1,244
Development fee	166	—	—		166
Trustee fees	35	—	—		35
Legal and accounting	306	—	—		306
	3,331	—	—		3,331

Total expenses	45,389	6,836	4,633		56,858

Income from operations	6,708	4,918	(4,633)		6,993

Other income
Equity in income of unconsolidated affiliates	785	—	—		785
Dividend and interest income	291	—	—		291
Gain on disposal of real estate investments	69	—	—		69
Gain on involuntary conversion	24	—	—		24
Gain (loss) on marketable securities	463	—	—		463
	1,632	—	—		1,632

Income from continuing operations	8,340	4,918	(4,633)		8,625

Discontinued operations	—	—	—		—

Net income	$8,340	$4,918	$(4,633)		$8,625

Net income attributable to noncontrolling interest	6,028	3,546	(3,344)	(11)	6,230

Net income attributable to Sterling Real Estate Trust	$2,312	$1,372	$(1,289)		$2,395

See Accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements

STERLING REAL ESTATE TRUST AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER

COMPREHENSIVE INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

(in thousands, except per share data)

(Continued)

	Sterling Real
	Estate Trust
	Nine Months		Pro Forma	Pro Forma
	Ended 9/30/14	Portfolio (7)	Adjustments	Combined
Earnings per common share, basic and diluted: (12)
Continued operations	$0.42			$0.44
Discontinued operations	-			-

Net income per common share, basic and diluted	$0.42			$0.44

Comprehensive income:
Net income	$8,340	$4,918	$(4,633)	$8,625
Other comprehensive income - change in fair value of interest rate swaps	41	—	—	41
Comprehensive income	8,381	4,918	(4,633)	8,666
Comprehensive income attributable to noncontrolling interest	6,057	3,546	(3,344)	6,259
Comprehensive income attributable to Sterling Real Estate Trust	$2,324	$1,372	$(1,289)	$2,407

See Accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements

STERLING REAL ESTATE TRUST AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER

COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2013 (UNAUDITED)

 (in thousands, except per share data)

	Sterling Real
	Estate Trust
	Year Ended		Pro Forma		Pro Forma
	12/31/2013	Portfolio (7)	Adjustments		Combined
Income from rental operations	(in thousands)
Real estate rental income	$58,211	$15,113	$-		$73,324
Tenant reimbursements	3,732	-	-		3,732
	61,943	15,113	-		77,056
Expenses
Expenses from rental operations
Interest	11,222	-	2,894	(8)	14,116
Depreciation and amortization	12,219	-	2,501	(9)	14,720
Real estate taxes	5,677	1,553	-		7,230
Property management fees	5,241	-	771	(10)	6,012
Utilities	4,373	1,388	-		5,761
Repairs and maintenance	6,851	2,145	-		8,996
Insurance	1,248	618	-		1,866
Administrative	-	873	-		873
Payroll and related	-	2,482	-		2,482
Loss on lease terminations	203	-	-		203
Loss on impairment of property	226	-	-		226
	47,260	9,059	6,166		62,485
Administration of REIT
Administrative expenses	253	-	-		253
Advisory fees	1,633	-	-		1,633
Acquisition expenses	3,116	-	-		3,116
Trustee fees	51	-	-		51
Legal and accounting	553	-	-		553
	5,606	-	-		5,606

Total expenses	52,866	9,059	6,166		68,091

Income from operations	9,077	6,054	(6,166)		8,965

Gain on involuntary conversion	2	-	-		2

Other income
Equity in income of unconsolidated affiliates	757	-	-		757
Interest income	31	-	-		31
Other income	100	-	-		100
	888	-	-		888

Income from continuing operations	9,967	6,054	(6,166)		9,855

Discontinued operations	3,350	-	-		3,350

Net income	$13,317	$6,054	$(6,166)		$13,205

Net income attributable to noncontrolling interest	9,355	4,234	(4,313)	(11)	9,276

Net income attributable to Sterling Real Estate Trust	$3,962	$1,820	$(1,853)		$3,929

See Accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements

STERLING REAL ESTATE TRUST AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER

COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2013 (UNAUDITED)

(in thousands, except per share data)

(Continued)

	Sterling Real
	Estate Trust
	Year Ended		Pro Forma	Pro Forma
	12/31/2013	Portfolio (7)	Adjustments	Combined
Earnings per common share, basic and diluted: (12)
Continued operations	$0.56			$0.55
Discontinued operations	0.19			0.19

Net income per common share, basic and diluted	$0.75			$0.74

Comprehensive income:
Net income	$13,317	$6,054	$(6,166)	$13,205

Other comprehensive income (loss) - change in fair value of interest rate swap	183	-	-	183
Comprehensive income	13,500	6,054	(6,166)	13,388
Comprehensive income attributable to noncontrolling interest	9,483	4,234	(4,313)	9,404
Comprehensive income attributable to Sterling Real Estate Trust	$4,017	$1,820	$(1,853)	$3,984

See Accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements

(1)

Represents the pro forma adjustments for the  Acquisition.  The purchase price of $103.5 million has preliminarily been allocated to real estate investments, including land, building and personal property, net ($103.4 million) and restricted deposits and funded reserves ($132).  Sterling allocated the preliminary purchase price of the Properties assets in accordance with ASC Topic 805, Business Combinations.    In addition, the Company assumed accrued expenses and other liabilities of $578, security deposits payable of $564 and special assessments of $5 as a result of the acquisition.  Rental revenue was prorated based on the acquisition date and the Company recognized $14 of tenant receivables.

(2)

Represents the pro forma adjustments for the Acquisition which was partially funded with cash on hand and borrowings under the Company’s lines of credit.  Reflects the estimated loan proceeds of $24.0 million drawn on the Company’s lines of credit.

(3)	Represents the pro forma adjustments for the Acquisition which was partially funded by the cash proceeds from the liquidation of the Company’s investment portfolio prior to the acquisition.

(4)	Represents the pro forma adjustments for the estimated $845 of financing costs, net and $11 loan fee deposits associated with the new loans.

(5)

Represents the pro forma adjustments for the aggregate loan proceeds of $67.5 million from three new mortgage notes payable. New loans consisted of (i) a new secured loan from Transamerica Life Insurance Company with an aggregate principal amount of $45.9 million and an average interest rate of 4.00% which matures on December 1, 2029, (ii) a new secured loan from Transamerica Life Insurance Company with an aggregate principal amount of $16.7 million and an average interest rate of 3.72% which matures on December 1, 2024, (iii) a new secured loan from Bell State Bank & Trust with an aggregate principal amount of $4.9 million and an average interest rate of 3.44% which matures on January 10, 2022.

(6)

Represents the pro forma adjustments for acquisition costs and survey costs related to the Acquisition that are excluded from the pro forma consolidated statement of operations because such costs are nonrecurring.  The Company incurred survey costs of $62.  The Company incurred acquisition fees of $1.9 million with our Advisor, Sterling Management, LLC, a related party, for performing due diligence on the properties acquired.  In addition, the Company incurred financing fees of $169 with our Advisor for loan financing.  The Company incurred real estate commission fees of $750, owed to GOLDMARK SCHLOSSMAN Commercial Real Estate Services, Inc., a related party.

(7)

Represents pro form adjustment of the revenues and certain expenses of the Properties for the nine months ended September 30, 2014 and year ended December 31, 2013, respectively.  This is not intended to be a complete presentation of the revenues and expenses of the Properties.  Certain expenses, primarily depreciation and amortization, and other costs not directly related to the future operations of the Properties have been excluded.

(8)

Represents the pro forma adjustments of the increase in interest expense due to an increase in borrowing under our lines of credit and new mortgage notes payable.  The interest rates used range from 4.0% to 2.44%, which is the same as the interest rate on the lines of credit and new mortgage notes payable.

(9)

Represents the pro forma adjustments of the estimated depreciation and amortization of the acquired assets on a straight-line basis.  Buildings are depreciated over the estimated remaining useful lives which are 40 years.  Tangible personal property is depreciated over 5-9 years.  Estimated financing costs applicable to new mortgages and lines of credit are amortized over the expected life of the respective loan agreements (weighted average of 10.5 years) using the effective interest rate method.

(10)	Represents the pro forma adjustments of the estimated property management fees that will be paid to a third party property manager. The Properties were previously self-managed.

(11)

Represents the pro forma adjustments for the allocation of results between the controlling interest and the noncontrolling interests – operating partnership based on the noncontrolling interest – operating partnership weighted average ownership of 69.94% for the year ended December 31, 2013 and 72.18% for the nine months ended September 30, 2014.

(12)

Represents the pro forma adjustments of earnings per share. Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share”, which requires the allocation of non-controlling interest between continuing and discontinued operations